                                                             EXHIBIT 4

NUMBER                                                          SHARES

ER



                          ESSENTIAL RESOURCES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA          SEE
REVERSE FOR CERTAIN DEFINITIONS

         CUSIP 29668k 10 7



         THIS CERTIFIES that




         is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE $.001 PER SHARE, OF THE COMMON STOCK


         of ESSENTIAL RESOURCES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                           [                ]
                                                 [                ]
                                                 [  CORPORATE SEAL         ]
                                                 [                ]
                                                 [                ]
                  /s/PHILLIP G. COOK
         /s/THOMAS GAINES                                 PRESIDENT
               SECRETARY                         SECRETARY

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative,

participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -as tenants in common                     UNIF GIFT MIN ACT - _______ Custodian________
         TEN ENT -as tenants by the entireties                           (Cust)      (Minor)
         JT TEN -as joint tenants with the right of             under Uniform Gifts to Minors
                 survivorship and not as tenants                Act____________
                 in common                                          (State)

    Additional abbreviations may also be used though no in the above list.

   For Value Received, _______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------




-----------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -----------

                                        X
                                          ------------------------------------


                                        --------------------------------------
                                        NOTICE:THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed:



By

The signature(s) should be guaranteed by an eligible guarantor institution, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.